UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2004

TEXAS PACIFIC LAND TRUST
(Exact Name of Registrant as Specified in its Charter)

Not Applicable	1-737	75-0279735
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 214-969-5530

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

        On October 7, 2004, the Audit Committee of the Board of Trustees of Texas Pacific Land Trust (the “Trust”) dismissed KPMG LLP (“KPMG”) as the Trust’s independent public accountants and engaged Lane Gorman Trubitt, L.L.P. (“LGT”) as its new independent registered public accounting firm.

        The reports of KPMG on the financial statements of the Trust as of and for the fiscal years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion. These reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2003 and 2002 and during the period between December 31, 2003 and October 7, 2004, there were no disagreements between KPMG and the Trust on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports. Furthermore, during the fiscal years ended December 31, 2003 and 2002 and during the period between December 31, 2003 and October 7, 2004, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). The fiscal years ended December 31, 2003 and 2002 are the Trust’s two most recently completed fiscal years.

        The Trust provided KPMG with a copy of this disclosure and requested that KPMG furnish the Trust with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of KPMG’s letter is filed as Exhibit 16.1 to this Report.

        During the fiscal years ended December 31, 2003 and 2002 and during the period between December 31, 2003 and October 7, 2004, neither the Trust nor anyone on its behalf consulted LGT regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Trust’s financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01      Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

16.1	Letter from KPMG LLP, dated October 13, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 13, 2004	TEXAS PACIFIC LAND TRUST By: /s/ Roy Thomas —————————————— Roy Thomas General Agent and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from KPMG LLP, dated October 13, 2004.